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Exhibit 3.31

AMENDED & RESTATED

BY-LAWS

of

NATIONS, INC.

ARTICLE I—OFFICES

        The principal office of the corporation shall be in New Jersey.

        The corporation may also have offices at such other places within or without the State of New Jersey as the board may from time to time determine or the business of the corporation may require.

ARTICLE II—SHAREHOLDERS

1.    PLACE OF MEETINGS.

        Meeting of shareholders shall be held at the principal office of the corporation or at such place within or without the State of New Jersey as the board shall authorize.

2.    ANNUAL MEETING.

        The annual meeting of the shareholders shall be held as determined by the board.

3.    SPECIAL MEETINGS.

        Special meetings of the shareholders may be called by the board or by the president and shall be called by the president or the secretary at the request in writing of a majority of the board or at the request in writing by shareholders owning a majority in amount of the shares issued and outstanding. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at a special meeting shall be confined to the purposes stated in the notice.

4.    NOTICE OF MEETINGS OF SHAREHOLDERS.

        Written notice of the time, place and purpose or purposes of every meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, to each shareholder of record entitled to vote at the meeting.

        When a meeting is adjourned to another time or place, it shall not be necessary, unless the by-laws otherwise provide, to give notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting only such business is transacted as might have been transacted at the original meeting. However, if after the adjournment the board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date entitled to notice.

5.    WAIVER OF NOTICE OR OF LAPSE OF TIME.

        (a)   Notice of meeting need not be given to any shareholder who signs a waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

        (b)   Whenever shareholders are authorized to take any action after the lapse of a prescribed period of time, the action may be taken without such lapse if such requirement is waived in writing, in person or by proxy, before or after the taking of such action, by every shareholder entitled to vote thereon as at the date of the taking of such action.

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6.    ACTION BY SHAREHOLDERS WITHOUT A MEETING.

        Any action required or permitted to be taken at a meeting of shareholders by statute, the certificate of incorporation, or by-laws, may be taken without a meeting upon the written consent of shareholders who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all shareholders entitled to vote thereon were present and voting. The written consents of the shareholders consenting thereto shall be filed with the minutes of proceedings of shareholders.

7.    QUORUM OF SHAREHOLDERS.

        (a)   Unless otherwise provided in the certificate of incorporation, the holders of shares entitled to cast a majority of the votes at a meeting shall constitute a quorum at such meeting. The shareholders present in person or by proxy at a duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Less than a quorum may adjourn.

        (b)   Whenever the holders of any class or series of shares are entitled to vote separately on a specified item of business, the provisions of paragraph (a) shall apply in determining the presence of a quorum of such class or series for the transaction of such specified item of business.

8.    ORDER OF BUSINESS.

        The order of business at all meetings of the shareholders shall be as follows:

        (a)   Roll call.

        (b)   Proof of notice of meeting or waiver of notice.

        (c)   Reading of minutes of preceding meeting.

        (d)   Reports of offices.

        (e)   Reports of committees.

        (f)    Election of inspectors of election.

        (g)   Election of directors.

        (h)   Unfinished business.

        (i)    New business.

ARTICLE III—DIRECTORS

1.    BOARD OF DIRECTORS.

        Subject to any provision in the certificate of incorporation the business of the corporation shall be managed by its board of directors, each of whom shall be at least 18 years of age.

2.    NUMBER OF DIRECTORS.

        The number of directors shall be one (1).

3.    TERM OF DIRECTORS.

        The directors named in the certificate of incorporation shall hold office until the first annual meeting of shareholders, and until their successors shall have been elected and qualified. At the first annual meeting of shareholders and at each annual meeting thereafter the shareholders shall elect directors to hold office until the next succeeding annual meeting, except as otherwise required by the certificate of incorporation or the by-laws in the case of classification of directors. Each director shall

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hold office for the term for which he is elected and until his successor shall have been elected and qualified. A director may resign by written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice of resignation.

4.    VACANCIES AND NEWLY CREATED DIRECTORSHIPS.

        (a)   Any directorship not filled at the annual meeting and any vacancy, however caused, occurring in the board may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum of the board, or by a sole remaining director. A director so elected by the board shall hold office until the next succeeding annual meeting of shareholders and until his successor shall have been elected and qualified.

        (b)   When one or more directors shall resign from the board effective at a future date, a majority of the directors then in office including those who have so resigned, shall have power to fill such vacancy or vancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as herein provided in the filling of other vacancies.

        (c)   Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose, unless the certificate of incorporation or a by-law adopted by the shareholders authorizes the board to fill such directorship. A director elected by the board to fill any such directorship shall hold office until the next succeeding annual meeting of shareholders and until his successor shall have been elected and qualified.

        (d)   If by reason of death, resignation or other cause the corporation has no directors in office, any shareholder or the executor or administrator of a deceased shareholder may call a special meeting of shareholders for the election of directors and, over his own signature, shall give notice of said meeting in accordance with the by-laws.

5.    REMOVAL OF DIRECTORS.

        One or more or all the directors of a corporation may be removed for cause by the shareholders by the affirmative vote of the majority of the votes cast by the holders of shares entitled to vote for the election of directors.

6.    QUORUM OF BOARD OF DIRECTORS AND COMMITTEES; ACTION OF DIRECTORS WITHOUT A MEETING.

        A majority of the entire board, or of any committee thereof, shall constitute a quorum for the transaction of business, unless the certificate of incorporation shall prove that a greater or lesser number shall constitute a quorum, which in no case shall be less than the greater of two persons or one-third of the entire board or committee, except that when a board of one director is authorized one director shall constitute a quorum. Any action required or permitted to be taken pursuant to authorization voted at a meeting of the board or any committee thereof, may be taken without a meeting if, prior or subsequent to such action, all members of the board or of such committee, as the case may be, consent thereto in writing and such written consents are filed with the minutes of the proceedings of the board or committee. Such consent shall have the same effect as a unanimous vote of the board or committee for all purposes.

7.    PLACE OF BOARD MEETINGS.

        Meetings of the board may be held either within or without the State of New Jersey.

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8.    REGULAR ANNUAL MEETING.

        A regular annual meeting of the board shall be held immediately following the annual meeting of shareholders at the place of such annual meeting of shareholders.

9.    NOTICES OF MEETINGS OF THE BOARD; ADJOURNMENT.

        (a)   Regular meetings of the board may be held with or without notice. Special meetings of the board shall be held upon notice to the directors and may be called by the president upon three days' notice to each director either personally or by mail or by wire; special meetings shall be called by the president or by the secretary in a like manner on written request of two directors. Notice of any meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting. The attendance of any director at a meeting without protesting prior to the conclusion of the meeting the lack of notice of such meeting shall constitute a waiver of notice by him. Neither the business to be transacted at, nor the purpose of, any meeting of the board need be specified in the notice or waiver of notice of such meeting. Notice of an adjourned meeting need not be given if the time and place are fixed at the meeting adjourning and if the period of adjournment does not exceed ten days in any one adjournment.

        (b)   A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the adjournment shall be given all directors who were absent at the time of the adjournment and, unless such time and place are announced at the meeting, to the other directors.

10.    EXECUTIVE AND OTHER COMMITTEES.

        The board, by resolution adopted by a majority of the entire board, may designate from among its members an executive committee and other committees, each consisting of three or more directors. Each such committee shall serve at the pleasure of the board.

11.    COMPENSATION.

        No compensation shall be paid to directors, as such, for their services, but by resolution of the board a fixed sum and expenses for actual attendance, at each regular or special meeting of the board may be authorized. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therfor.

ARTICLE IV—OFFICERS

1.    OFFICES, ELECTION, TERM, SALARIES, SECURITY.

        (a)   The officers of the corporation shall consist of a president, a secretary, a treasurer, and, if desired, a chairman of the board, one or more vice-presidents, and such other officers as the board may determine. The officers shall be elected or appointed by the board.

        (b)   Any two or more offices may be held by the same person.

        (c)   Any officer elected or appointed as herein provided shall hold office until the next regular meeting of the board following the annual meeting of shareholders or until a successor is elected or appointed and has qualified subject to earlier termination by removal or resignation.

        (d)   All officers of the corporation, as between themselves and the corporation, shall have such authority and perform such duties in the management of the corporation as may be provided in the by-laws, or as may be determined by resolution of the board not inconsistent with the by-laws.

        (e)   The salaries of all officers shall be fixed by the board.

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        (f)    In case the board shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sum and with such surety or sureties as the board may direct, conditioned upon the faithful performance of his duties to the corporation and including responsibility for negligence and for the accounting for all property, funds or securities of the corporation which may come into his hands.

2.    DELEGATION OF DUTIES.

        In case of the absence of any officer of the corporation, or for any other reason that may seem sufficient to the board, the directors may, by a majority vote of the board, delegate the powers and duties of such officer, for the time being, to any other officer, or to any director.

3.    REMOVAL AND RESIGNATION OF OFFICERS; FILLING OF VACANCIES.

        (a)   Any officer elected or appointed by the board may be removed by the board with or without cause. An officer elected by the shareholders may be removed, with or without cause, only by vote of the shareholders but his authority to act as an officer may be suspended by the board for cause.

        (b)   An officer may resign by written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice of resignation.

        (c)   Any vacancy occurring among the officers, however caused may be filled by election or appointment by the board for the unexpired term.

4.    PRESIDENT.

        The president shall be the chief executive officer of the corporation; he shall preside at all meetings of the shareholders and of the board; he shall have the management of the business of the corporation and shall see that all orders and resolutions of the board are carried into effect.

5.    VICE-PRESIDENTS.

        During the absence or disability of the president, the vice-president, or if there are more than one, the executive vice-president shall have all the powers and function of the president. Each vice-president shall perform such other duties as the board shall prescribe.

6.    SECRETARY.

        The secretary shall: attend all meeting of the board and of the shareholders; record all votes and minutes of all proceedings in a book to be kept for that purpose; give or cause to be given notice of all meetings of shareholders and of the special meeting of the board; keep in safe custody the seal of the corporation and affix it to any instrument when authorized by the board; when required, prepare a list of shareholders or cause to be prepared and available at each meeting of shareholders entitled to vote thereat, indicating the number of shares of each respective class held by each; keep all the documents and records of the corporation as required by law or otherwise in a proper and safe manner; and perform such other duties as may be prescribed by the board.

7.    ASSISTANT-SECRETARIES.

        During the absence or disability of the secretary, the assistant-secretary, or if there are more than one, the one so designated by the secretary or by the board, shall have all the powers and functions of the secretary.

8.    TREASURER.

        The treasurer shall: have the custody of the corporate funds and securities; keep full and accurate accounts of receipts and disbursements in the corporate books; deposit all money and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the

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board; disburse the funds of the corporation as may be ordered or authorized by the board and preserve proper vouchers for such disbursements; render to the president and board at the regular meetings of the board, or whenever they require it, an account of all his transactions as treasurer and of the financial condition of the corporation; render a full financial report at the annual meeting of the shareholders if so requested; be furnished by all corporate officers and agents at his request, with such reports and statements as he may require as to all financial transactions of the corporation; and perform such other duties as are given to him by the by-laws or as from time to time are assigned to him by the board or the president.

9.    ASSISTANT-TREASURER.

        During the absence or disability of the treasurer, the assistant-treasurer, or if there are more than one, the one so designated by the secretary or by the board, shall have all the powers and functions of the treasurer.

ARTICLE V—CERTIFICATES FOR SHARES AND DIVIDENDS

1.    CERTIFICATES REPRESENTING SHARES.

        The shares of the corporation shall be represented by certificates signed by, or in the name of the corporation by, the chairman or vice-chairman of the board, or the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation and shall be sealed with the seal of the corporation or a facsimile thereof.

2.    LOST OR DESTROYED CERTIFICATES.

        The board may direct a new certificate or certificates to be issued in place of any certificate or certificate theretofore issued by the corporation, alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum and with such surety or sureties as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

3.    TRANSFER OF SHARES.

        (a)   Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer shall be entered on the transfer book of the corporation which shall be kept at its principal office. No transfer shall be made within ten days next preceding the annual meeting of shareholders.

        (b)   The corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by New Jersey statutes.

4.    CLOSING TRANSFER BOOKS.

        The board shall have the power to close the share transfer books of the corporation for a period of not more than ten days during the thirty-day period immediately preceding (a) any shareholders' meeting, or (b) any date upon which shareholders shall be called upon to or have a right to take action without a meeting, or (c) any date fixed for the payment of a dividend or any other form of

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distribution, and only those shareholders of record at the time the transfer books are closed, shall be recognized as such for the purpose of (a) receiving notice of or voting at such meeting, or (b) allowing them to take appropriate action, or (c) entitling them to receive any dividend or other form or distribution.

5.    DIVIDENDS.

        (a)   Subject to the provisions of the certificate of incorporation and to applicable law, the corporation may, from time to time, by action of its board, declare and pay dividends or make other other distribution on its outstanding shares in cash or in its own shares or in its bonds or other property, including the shares or bonds of other corporations, except when the corporation is insolvent or would thereby be made insolvent.

        (b)   Dividends may be declared or paid and other distributions may be made out of surplus only, except as otherwise provided by statute.

ARTICLE VI—CORPORATE SEAL

        The seal of the corporation shall be circular in form and bear the name of the corporation, the year of its organization and the words "Corporate Seal, New Jersey." The seal may be used by causing it to be impressed directly on the instrument or writing to be sealed, or upon adhesive substance affixed thereto. The seal on the certificates for shares or on any corporate obligation for the payment of money may be a facsimile, engraved or printed.

ARTICLE VII—FISCAL YEAR

        The fiscal year shall begin the first day of April in each year.

ARTICLE VIII—BY-LAW CHANGES

AMENDMENT, REPEAL, ADOPTION, ELECTION OF DIRECTORS.

        (a)   Except as otherwise provided in the certificate of incorporation the by-laws may be amended, repealed or adopted by vote of the holders of the shares at the time entitled to vote in the election of any directors. By-laws may also be amended, repealed or adopted by the board but any by-law adopted by the board may be amended by the shareholders entitled to vote thereon.

        (b)   If any by-law regulating an impending election of directors is adopted, amended or repealed by the board, there shall be set forth in the notice of the next meeting of shareholders for the election of directors the by-law so adopted, amended or repealed, together with a concise statement of the changes made.

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BY-LAWS

of

NATIONS, INC.

ARTICLE I—OFFICES

        The registered office of the corporation shall be P.O. Box 1229, Route 66 at Garden State Parkway, Asbury Park, New Jersey 07712.

        The registered agent at said office is Stephen C. Carton.

        The corporation may also have offices at such other places within or without the State of New Jersey as the board may from time to time determine or the business of the corporation may require.

ARTICLE II—SHAREHOLDERS

1.    PLACE OF MEETINGS.

        Meeting of shareholders shall be held at the principal office of the corporation or at such place within or without the State of New Jersey as the board shall authorize.

2.    ANNUAL MEETING.

        The annual meeting of the shareholders shall be held on the 15th day of December, at 2:00 P.M. in each year if not a legal holiday, and, if a legal holiday, then on the next business day following at the same hour, when the shareholders shall elect a board and transact such other business as may properly come before the meeting.

3.    SPECIAL MEETINGS.

        Special meetings of the shareholders may be called by the board or by the president and shall be called by the president or the secretary at the request in writing of a majority of the board or at the request in writing by shareholders owning a majority in amount of the shares issued and outstanding. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at a special meeting shall be confined to the purposes stated in the notice.

4.    NOTICE OF MEETINGS OF SHAREHOLDERS.

        Written notice of the time, place and purpose or purposes of every meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, to each shareholder of record entitled to vote at the meeting.

        When a meeting is adjourned to another time or place, it shall not be necessary, unless the by-laws otherwise provide, to give notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting only such business is transacted as might have been transacted at the original meeting. However, if after the adjournment the board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date entitled to notice.

5.    WAIVER OF NOTICE OR OF LAPSE OF TIME.

        (a)   Notice of meeting need not be given to any shareholder who signs a waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

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        (b)   Whenever shareholders are authorized to take any action after the lapse of a prescribed period of time, the action may be taken without such lapse if such requirement is waived in writing, in person or by proxy, before or after the taking of such action, by every shareholder entitled to vote thereon as at the date of the taking of such action.

6.    ACTION BY SHAREHOLDERS WITHOUT A MEETING.

        Any action required or permitted to be taken at a meeting of shareholders by statute, the certificate of incorporation, or by-laws, other than the annual election of directors, may be taken without a meeting upon the written consent of shareholders who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all shareholders entitled to vote thereon were present and voting. The written consents of the shareholders consenting thereto shall be filed with the minutes of proceedings of shareholders.

7.    QUORUM OF SHAREHOLDERS.

        (a)   Unless otherwise provided in the certificate of incorporation, the holders of shares entitled to cast a majority of the votes at a meeting shall constitute a quorum at such meeting. The shareholders present in person or by proxy at a duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Less than a quorum may adjourn.

        (b)   Whenever the holders of any class or series of shares are entitled to vote separately on a specified item of business, the provisions of paragraph (a) shall apply in determining the presence of a quorum of such class or series for the transaction of such specified item of business.

8.    ORDER OF BUSINESS.

        The order of business at all meetings of the shareholders shall be as follows:

        (a)   Roll call.

        (b)   Proof of notice of meeting or waiver of notice.

        (c)   Reading of minutes of preceding meeting.

        (d)   Reports of offices.

        (e)   Reports of committees.

        (f)    Election of inspectors of election.

        (g)   Election of directors.

        (h)   Unfinished business.

        (i)    New business.

ARTICLE III—DIRECTORS

1.    BOARD OF DIRECTORS.

        Subject to any provision in the certificate of incorporation the business of the corporation shall be managed by its board of directors, each of whom shall be at least 18 years of age.

2.    NUMBER OF DIRECTORS.

        The number of directors shall be three (3).

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3.    TERM OF DIRECTORS.

        The directors named in the certificate of incorporation shall hold office until the first annual meeting of shareholders, and until their successors shall have been elected and qualified. At the first annual meeting of shareholders and at each annual meeting thereafter the shareholders shall elect directors to hold office until the next succeeding annual meeting, except as other wise required by the certificate of incorporation or the by-laws in the case of classification of directors. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified. A director may resign by written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice of resignation.

4.    VACANCIES AND NEWLY CREATED DIRECTORSHIPS.

        (a)   Any directorship not filled at the annual meeting and any vacancy, however caused, occurring in the board may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum of the board, or by a sole remaining director. A director so elected by the board shall hold office until the next succeeding annual meeting of shareholders and until his successor shall have been elected and qualified.

        (b)   When one or more directors shall resign from the board effective at a future date, a majority of the directors then in office including those who have so resigned, shall have power to fill such vacancy or vancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as herein provided in the filling of other vacancies.

        (c)   Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose, unless the certificate of incorporation or a by-law adopted by the shareholders authorizes the board to fill such directorship. A director elected by the board to fill any such directorship shall hold office until the next succeeding annual meeting of shareholders and until his successor shall have been elected and qualified.

        (d)   If by reason of death, resignation or other cause the corporation has no directors in office, any shareholder or the executor or administrator of a deceased shareholder may call a special meeting of shareholders for the election of directors and, over his own signature, shall give notice of said meeting in accordance with the by-laws.

5.    REMOVAL OF DIRECTORS.

        One or more or all the directors of a corporation may be removed for cause by the shareholders by the affirmative vote of the majority of the votes cast by the holders of shares entitled to vote for the election of directors.

6.    QUORUM OF BOARD OF DIRECTORS AND COMMITTEES; ACTION OF DIRECTORS WITHOUT A MEETING.

        A majority of the entire board, or of any committee thereof, shall constitute a quorum for the transaction of business, unless the certificate of incorporation shall prove that a greater or lesser number shall constitute a quorum, which in no case shall be less than the greater of two persons or one-third of the entire board or committee, except that when a board of one director is authorized one director shall constitute a quorum. Any action required or permitted to be taken pursuant to authorization voted at a meeting of the board or any committee thereof, may be taken without a meeting if, prior or subsequent to such action, all members of the board or of such committee, as the case may be, consent thereto in writing and such written consents are filed with the minutes of the

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proceedings of the board or committee. Such consent shall have the same effect as a unanimous vote of the board or committee for all purposes.

7.    PLACE OF BOARD MEETINGS.

        Meetings of the board may be held either within or without the State of New Jersey.

8.    REGULAR ANNUAL MEETING.

        A regular annual meeting of the board shall be held immediately following the annual meeting of shareholders at the place of such annual meeting of shareholders.

9.    NOTICE OF MEETINGS OF THE BOARD; ADJOURNMENT.

        (a)   Regular meetings of the board may be held with or without notice. Special meetings of the board shall be held upon notice to the directors and may be called by the president upon three days' notice to each director either personally or by mail or by wire; special meetings shall be called by the president or by the secretary in a like manner on written request of two directors. Notice of any meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting. The attendance of any director at a meeting without protesting prior to the conclusion of the meeting the lack of notice of such meeting shall constitute a waiver of notice by him. Neither the business to be transacted at, nor the purpose of, any meeting of the board need be specified in the notice or waiver of notice of such meeting. Notice of an adjourned meeting need not be given if the time and place are fixed at the meeting adjourning and if the period of adjournment does not exceed ten days in any one adjournment.

        (b)   A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the adjournment shall be given all directors who were absent at the time of the adjournment and, unless such time and place are announced at the meeting, to the other directors.

10.    EXECUTIVE AND OTHER COMMITTEES.

        The board, by resolution adopted by a majority of the entire board, may designate from among its members an executive committee and other committees, each consisting of three or more directors. Each such committee shall serve at the pleasure of the board.

11.    COMPENSATION.

        No compensation shall be paid to directors, as such, for their services, but by resolution of the board a fixed sum and expenses for actual attendance, at each regular or special meeting of the board may be authorized. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therfor.

ARTICLE IV- OFFICERS

1.    OFFICES, ELECTION, TERM, SALARIES, SECURITY.

        (a)   The officers of the corporation shall consist of a president, a secretary, a treasurer, and, if desired, a chairman of the board, one or more vice-presidents, and such other officers as the board may determine. The officers shall be elected or appointed by the board.

        (b)   Any two or more offices may be held by the same person.

        (c)   Any officer elected or appointed as herein provided shall hold office until the next regular meeting of the board following the annual meeting of shareholders or until a successor is elected or appointed and has qualified subject to earlier termination by removal or resignation.

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        (d)   All officers of the corporation, as between themselves and the corporation, shall have such authority and perform such duties in the management of the corporation as may be provided in the by-laws, or as may be determined by resolution of the board not inconsistent with the by-laws.

        (e)   The salaries of all officers shall be fixed by the board.

        (f)    In case the board shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sum and with such surety or sureties as the board may direct, conditioned upon the faithful performance of his duties to the corporation and including responsibility for negligence and for the accounting for all property, funds or securities of the corporation which may come into his hands.

2.    DELEGATION OF DUTIES.

        In case of the absence of any officer of the corporation, or for any other reason that may seem sufficient to the board, the directors may, by a majority vote of the board, delegate the powers and duties of such officer, for the time being, to any other officer, or to any director.

3.    REMOVAL AND RESIGNATION OF OFFICERS; FILLING OF VACANCIES.

        (a)   Any officer elected or appointed by the board may be removed by the board with or without cause. An officer elected by the shareholders may be removed, with or without cause, only by vote of the shareholders but his authority to act as an officer may be suspended by the board for cause.

        (b)   An officer may resign by written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice of resignation.

        (c)   Any vacancy occurring among the officers, however caused may be filled by election or appointment by the board for the unexpired term.

4.    PRESIDENT.

        The president shall be the chief executive officer of the corporation; he shall preside at all meetings of the shareholders and of the board; he shall have the management of the business of the corporation and shall see that all orders and resolutions of the board are carried into effect.

5.    VICE-PRESIDENTS.

        During the absence or disability of the president, the vice-president, or if there are more than one, the executive vice-president shall have all the powers and function of the president. Each vice-president shall perform such other duties as the board shall prescribe.

6.    SECRETARY.

        The secretary shall: attend all meeting of the board and of the shareholders; record all votes and minutes of all proceedings in a book to be kept for that purpose; give or cause to be given notice of all meetings of shareholders and of the special meeting of the board; keep in safe custody the seal of the corporation and affix it to any instrument when authorized by the board; when required, prepare a list of shareholders or cause to be prepared and available at each meeting of shareholders entitled to vote thereat, indicating the number of shares of each respective class held by each; keep all the documents and records of the corporation as required by law or otherwise in a proper and safe manner; and perform such other duties as may be prescribed by the board.

7.    ASSISTANT-SECRETARIES.

        During the absence or disability of the secretary, the assistant-secretary, or if there are more than one, the one so designated by the secretary or by the board, shall have all the powers and functions of the secretary.

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8.    TREASURER.

        The treasurer shall: have the custody of the corporate funds and securities; keep full and accurate accounts of receipts and disbursements in the corporate books; deposit all money and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the board; disburse the funds of the corporation as may be ordered or authorized by the board and preserve proper vouchers for such disbursements; render to the president and board at the regular meetings of the board, or whenever they require it, an account of all his transactions as treasurer and of the financial condition of the corporation; render a full financial report at the annual meeting of the shareholders if so requested; be furnished by all corporate officers and agents at his request, with such reports and statements as he may require as to all financial transactions of the corporation; and perform such other duties as are given to him by the by-laws or as from time to time are assigned to him by the board or the president.

9.    ASSISTANT-TREASURER.

        During the absence or disability of the treasurer, the assistant-treasurer, or if there are more than one, the one so designated by the secretary or by the board, shall have all the powers and functions of the treasurer.

ARTICLE V—CERTIFICATES FOR SHARES AND DIVIDENDS

1.    CERTIFICATES REPRESENTING SHARES.

        The shares of the corporation shall be represented by certificates signed by, or in the name of the corporation by, the chairman or vice-chairman of the board, or the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation and shall be sealed with the seal of the corporation or a facsimile thereof.

2.    LOST OR DESTROYED CERTIFICATES.

        The board may direct a new certificate or certificates to be issued in place of any certificate or certificate theretofore issued by the corporation, alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum and with such surety or sureties as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

3.    TRANSFER OF SHARES.

        (a)   Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer shall be entered on the transfer book of the corporation which shall be kept at its principal office. No transfer shall be made within ten days next preceding the annual meeting of shareholders.

        (b)   The corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by New Jersey statutes.

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4.    CLOSING TRANSFER BOOKS.

        The board shall have the power to close the share transfer books of the corporation for a period of not more than ten days during the thirty-day period immediately preceding (a) any shareholders' meeting, or (b) any date upon which shareholders shall be called upon to or have a right to take action without a meeting, or (c) any date fixed for the payment of a dividend or any other form of distribution, and only those shareholders of record at the time the transfer books are closed, shall be recognized as such for the purpose of (a) receiving notice of or voting at such meeting, or (b) allowing them to take appropriate action, or (c) entitling them to receive any dividend or other form or distribution.

5.    DIVIDENDS.

        (a)   Subject to the provisions of the certificate of incorporation and to applicable law, the corporation may, from time to time, by action of its board, declare and pay dividends or make other other distribution on its outstanding shares in cash or in its own shares or in its bonds or other property, including the shares or bonds of other corporations, except when the corporation is insolvent or would thereby be made insolvent.

        (b)   Dividends may be declared or paid and other distributions may be made out of surplus only, except as otherwise provided by statute.

ARTICLE VI—CORPORATE SEAL

        The seal of the corporation shall be circular in form and bear the name of the corporation, the year of its organization and the words "Corporate Seal, New Jersey." The seal may be used by causing it to be impressed directly on the instrument or writing to be sealed, or upon adhesive substance affixed thereto. The seal on the certificates for shares or on any corporate obligation for the payment of money may be a facsimile, engraved or printed.

ARTICLE VII—FISCAL YEAR

        The fiscal year shall begin the first day of January in each year.

ARTICLE VIII—BY-LAW CHANGES

AMENDMENT, REPEAL, ADOPTION, ELECTION OF DIRECTORS.

        (a)   Except as otherwise provided in the certificate of incorporation the by-laws may be amended, repealed or adopted by vote of the holders of the shares at the time entitled to vote in the election of any directors. By-laws may also be amended, repealed or adopted by the board but any by-law adopted by the board may be amended by the shareholders entitled to vote thereon.

        (b)   If any by-law regulating an impending election of directors is adopted, amended or repealed by the board, there shall be set forth in the notice of the next meeting of shareholders for the election of directors the by-law so adopted, amended or repealed, together with a concise statement of the changes made.

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NATIONS, INC
Amendment to By-Laws

March 3, 1997

RESOLVED, that Article III, Section 2, of the Bylaws of the Corporation be, and the same hereby is, amended, so that, as amended, said Article III, Section 2, shall read in its entirety as follows:

    "2.    NUMBER OF DIRECTORS.
    The number of directors of the Corporation shall be one (1)."; and it is further

NJ By-Laws H

Amendment to By-Laws

December 15, 1983

ARTICLE I—OFFICES

FROM:	The registered office of the Corporation shall be P.O. Box 1229, Route 66 at Garden State Parkway, Asbury Park, NJ 07712. The registered agent at said office is Stephen C. Carton.
TO:	The registered office of the Corporation shall be 117 Highway 35, Eatontown, NJ 07724. The registered agent at said office is John A. Witkowski.

        Additionally:    On 1 April 1983 a resolution was passed on Medical Insurance for employees. Said resolution contained a typographical error (Pg. 4)…60% by company and 33% by employee.

        The following motion for correction was made: 2/3 by company and 1/3 by employee. The motion was seconded, voted and carried.

5.    Add new paragraph 9(a) as follows:

        a.     Regular Board of Directors Meetings for Nations, Incorporated will be scheduled on a quarterly basis each calendar year. The meetings shall be scheduled within the first fifteen days of February, May, August, and November. An agenda will be provided by Secretary, 15 days prior to each meeting and will include a copy of the minutes of the previous Board of Directors meeting.

        Add new paragraph 9(b) as follows:

        b.     In consonance with the Corporate By-Laws, all members are permitted to present any issue concerning Nations, Incorporated, at the Board of Directors meeting. All members are requested to provide the Secretary a list of issues which require Board approval,. by the fifteenth day of the previous month, so as to schedule them on the agenda.

        Add new paragraph 9(c) as follows:

        c.     The agenda for Board of Directors shall reflect the following Order of Business.

          (1)   Roll Call.

          (2)   Proof of Notice or Waiver of Notice of Meeting.

          (3)   Reading and Approval of the minutes of the preceding meeting.

          (4)   Report of Offices in the following order:

            —    President

            —    Vice President of Engineering

            —    Vice President of Finance and Administration

            —    Directors (as appropriate)

          (5)   Report of Committees (as appropriate).

          (6)   Election of Directors (as appropriate).

          (7)   Old Business.

          (8)   New Business.

        d.     Regular meetings of the board may be held with or without notice. Special meetings of the board shall be held upon notice to the directors and may be called by the president upon three days

NJ By-Laws I

notice to each director either personally or by mail or by wire; special meetings shall be called by the president or by the secretary in a like manner on written request of two directors. Notice of any meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting. The attendance of any director at a meeting without protesting prior to the conclusion of the meeting the lack of notice of such meeting shall constitute a waiver of notice by him. Neither the business to be transacted at, nor the purpose of, any meeting of the board need by specified in the notice or waiver of notice of such meeting. Notice of an adjourned meeting need not be given if the time and place are fixed at the meeting adjourning and if the period of adjournment does not exceed ten days in any one adjournment.

        e.     A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the adjournment shall be given all directors who were absent at the time of the adjournment and, unless such time and place are announced at the meeting, to the other directors.

        The above was motioned (Mr. Adams), voted and carried.

NJ By-Laws J

QuickLinks

  Exhibit 3.31
AMENDED & RESTATED BY-LAWS of NATIONS, INC.
ARTICLE I—OFFICES
ARTICLE II—SHAREHOLDERS
ARTICLE III—DIRECTORS
ARTICLE IV—OFFICERS
ARTICLE V—CERTIFICATES FOR SHARES AND DIVIDENDS
ARTICLE VI—CORPORATE SEAL
ARTICLE VII—FISCAL YEAR
ARTICLE VIII—BY-LAW CHANGES
BY-LAWS of NATIONS, INC.
ARTICLE I—OFFICES
ARTICLE II—SHAREHOLDERS
ARTICLE III—DIRECTORS
ARTICLE IV- OFFICERS
ARTICLE V—CERTIFICATES FOR SHARES AND DIVIDENDS
ARTICLE VI—CORPORATE SEAL
ARTICLE VII—FISCAL YEAR
ARTICLE VIII—BY-LAW CHANGES
NATIONS, INC Amendment to By-Laws March 3, 1997
Amendment to By-Laws December 15, 1983
  ARTICLE I—OFFICES